FOURTH AMENDMENT

TO CREDIT AND GUARANTY AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of November 30, 2007 and is entered into by and among AMERIGROUP CORPORATION, a Delaware corporation (“Borrower”), certain subsidiaries of Borrower, as Guarantors, the Lenders listed on the signature pages hereto, WACHOVIA CAPITAL MARKETS, LLC (“Wachovia Capital Markets”), as Joint Lead Arranger and Joint Bookrunner, GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Joint Lead Arranger, Joint Bookrunner (GSCP and Wachovia Capital Markets in such capacities, the “Arrangers”), and as Syndication Agent (in such capacity, “Syndication Agent”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”) and as Issuing Bank (together with its permitted successor in such capacity, “Issuing Bank”), and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of March 26, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, the subsidiaries of Borrower named therein, Lenders, Arrangers, Syndication Agent, Issuing Bank and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Credit Parties have requested that Requisite Lenders and Issuing Bank agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, Requisite Lenders and Issuing Bank are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

A. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined term:

“‘Revolving Letter of Credit Sublimit’ means the lesser of (i) $50,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect.”

SECTION II. AMENDMENT FEE

As consideration for the execution and delivery of this Amendment, the Borrower shall pay to Administrative Agent, for the ratable benefit of those Lenders who have executed and delivered this Amendment on or before the Fourth Amendment Effective Date (the “Consenting Lenders”), an amendment fee in an amount equal to the product of (a) 0.10% multiplied by (b) the sum of (x) the aggregate Revolving Commitments then in effect plus (y) the aggregate Credit-Linked Commitments then in effect (the “Amendment Fee”), which fee is non-refundable and fully earned on the Fourth Amendment Effective Date, to be allocated among the Consenting Lenders based on their pro rata share of the sum of (A) aggregate Revolving Exposure of all Consenting Lenders plus (B) the aggregate Credit-Linked LOC Exposure of all Consenting Lenders.

SECTION III. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):

A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties, the Requisite Lenders and Issuing Bank.

B. Necessary Consents and Other Documents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment and Administrative Agent and Lenders shall have received such other documents, information or agreements regarding the Credit Parties as Administrative Agent or Collateral Agent may reasonably request.

C. Amendment Fee. The Borrower shall have paid to Administrative Agent, for the ratable benefit of the Consenting Lenders, the Amendment Fee in immediately available funds.

SECTION IV. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and Issuing Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true and correct in all material respects on and as of the Fourth Amendment Effective Date with respect to this Amendment and the Credit Agreement as amended by this Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

B. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Guarantor hereby reaffirms its guaranty of the Obligations and the Liens securing those guaranties, notwithstanding the effectiveness of this Amendment.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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